Exhibit 10.2
BOB EVANS FARMS, INC.
2010 EQUITY AND CASH INCENTIVE PLAN
OTHER STOCK-BASED (WHOLE SHARE) AWARD AGREEMENT
(For Directors)
Bob Evans Farms, Inc. (the “Company”) hereby grants the undersigned Participant an Other Stock-Based Award consisting of unrestricted Shares (“Whole Shares”), subject to the terms and conditions described in the Bob Evans Farms, Inc. 2010 Equity and Cash Incentive Plan (the “Plan”) and this Other Stock-Based (Whole Share) Award Agreement (this “Award Agreement”).
1.	Name of Participant:

2.	Grant Date: (the “Grant Date”)

3.	Number of Whole Shares:

4.	Terms and Conditions:
(a)	Governing Law. This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio except to the extent that the Delaware General Corporation Law is mandatorily applicable.

(b)	Whole Shares Subject to the Plan. The Whole Shares are subject to the terms and conditions described in this Award Agreement and the Plan, which is incorporated by reference into and made a part of this Award Agreement. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. The Committee has the sole responsibility of interpreting the Plan and this Award Agreement, and its determination of the meaning of any provision in the Plan or this Award Agreement shall be binding on the Participant.

(c)	Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

(d)	Defined Terms. Capitalized terms that are not defined in this Award Agreement have the same meaning as in the Plan.

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PARTICIPANT

Date:

Signature

Print Name

BOB EVANS FARMS, INC.

By:	Date:

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